SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

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                          Date of Report: July 25, 2000


                                  LODGIAN, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                   001-14537      52-2093696
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(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)      Identification Number)


3445 Peachtree Road, N.E., Suite 700, Atlanta, Georgia              30326
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       (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code: (404) 364-9400

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ITEM 5. OTHER EVENTS.

   Lodgian, Inc, Inc. (the "Corporation") has issued a press release announcing the date of its 2000 Annual Stockholders Meeting as October 12, 2000, and has attached the release as an exhibit to this Form 8-K. The meeting will be held at 10:00 a.m. in Atlanta, Georgia. Further details will be provided at a later date.

ITEM 7. EXHIBITS.

EX. 99-1 Press Release dated July 25, 2000.

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                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   LODGIAN, INC.

                                   By  /s/  Robert S. Cole
                                       -----------------------------------------
                                   Name:   Robert S. Cole
                                   Title:  President and Chief Executive Officer

Date: July 25, 2000

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                                  EXHIBIT INDEX

Exhibit No.     Description
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   99-1         Press Release dated July 25, 2000